UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 12, 2003

                                     ------

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    002-27081
                            (Commission File Number)

                DELAWARE                                13-4066303
        (State of Incorporation)           (I.R.S. Employer Identification No.)

                 520 Broadhollow Road, Melville, New York 11747
                    (Address of principal executive offices)

                                 (631) 899-3900
                        (Registrant's telephone number)

                           FORWARD-LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Any statement in this Form 8-K that is not a statement of historical fact, including, but not limited to earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans and business strategy, is a forward-looking statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause American Home Mortgage Holdings, Inc.'s ("American Home") actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: the potential fluctuations in American Home's or Apex Mortgage Capital, Inc.'s ("Apex") operating results; general volatility of the capital markets and the market price of American Home's and Apex's common stock; American Home's or Apex's potential need for additional capital; the direction of interest rates and their subsequent effect on American Home's or Apex's business; federal and state regulation of mortgage banking; competition; American Home's ability to attract and retain skilled personnel; economic, technological or regulatory changes affecting the use of the Internet; and those risks and uncertainties discussed in filings made by American Home and Apex with the Securities and Exchange Commission. While American Home believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and American Home undertakes no obligation to update such statements in light of new information or otherwise.

Item 5. Other Events and Required FD Disclosure

On July 12, 2003, American Home Mortgage Holdings, Inc., a Delaware corporation ("American Home"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Apex Mortgage Capital, Inc. ("Apex") and AHM New Holdco, Inc., a direct wholly-owned subsidiary of American Home ("New Holdco"). Pursuant to the Merger Agreement, Apex will merge with and into New Holdco, with New Holdco emerging as the surviving corporation (the "Merger"). Prior to the Merger, American Home will engage in an internal reorganization pursuant to which American Home will merge with and into a wholly-owned subsidiary of New Holdco, as a result of which New Holdco will become the new parent company and will own 100% of the capital stock of American Home. As a result of the reorganization, each outstanding share of American Home Common Stock will be converted into one share of New Holdco Common Stock. At the effective time of the Merger, each share of Apex Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted automatically into and become exchangeable for a number of shares of New Holdco Common Stock equal to 107.5% of Apex's book value per share, subject to a collar adjustment, as more fully set forth in the Merger Agreement. The Merger is subject to various conditions, including, among other things, regulatory approval and approval by the American Home's and Apex's stockholders.

      A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.

Also, attached and incorporated herein by reference as Exhibit 99.1 is a copy of the joint press release of American Home Mortgage Holdings, Inc. and Apex Mortgage Capital, Inc., dated July 14, 2003, reporting the execution of the Merger Agreement.

Item 7(c).    Exhibits.

Exhibit     Description
-------     -----------

2.1 Definitive Agreement and Plan of Merger dated as of July 12, 2003 by and among American Home Mortgage Holdings, Inc., AHM New Holdco, Inc. and Apex Mortgage Capital, Inc.

99.1 Joint Press release of American Home Mortgage Holdings, Inc. and Apex Mortgage Capital, Inc. issued on July 14, 2003.

                                    Signature

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.



                                    AMERICAN HOME MORTGAGE HOLDINGS, INC.
                                    (Registrant)




Date: July 14, 2003                 By:  /s/ Michael Strauss
                                       -----------------------------------------
                                       Name:  Michael Strauss
                                       Title:  Chairman, Chief Executive Officer
                                       & President

                                  EXHIBIT INDEX

2.1 Definitive Agreement and Plan of Merger dated as of July 12, 2003 by and among American Home Mortgage Holdings, Inc., AHM New Holdco, Inc. and Apex Mortgage Capital, Inc.

99.1 Joint Press release of American Home Mortgage Holdings, Inc. and Apex Mortgage Capital, Inc. issued on July 14, 2003.